4 of 11
Synovus

    INCOME STATEMENT                                                            Twelve Months Ended
    (In thousands, except per share data)                                           December 31,

                                                            -------------------------------------------------------------
                                                                   2003                  2002               Change
                                                            -------------------------------------------------------------
    Interest Income (Taxable Equivalent)                  $           1,068,880            1,062,305            0.6 %
    Interest Expense                                                    298,428              337,536          (11.6)
                                                            --------------------  -------------------  -------------

    Net Interest Income (Taxable Equivalent)                            770,452              724,769            6.3
    Tax Equivalent Adjustment                                             7,388                7,265            1.7
                                                            --------------------  -------------------  -------------

    Net Interest Income                                                 763,064              717,504            6.3
    Provision for Loan Losses                                            71,777               65,327            9.9
                                                            --------------------  -------------------  -------------

    Net Interest Income After Provision                                 691,287              652,177            6.0
                                                            --------------------  -------------------  -------------
    Non-Interest Income:
     Electronic Payment Processing Services                             702,712              612,817           14.7
     Other Transaction Processing Services Revenue                      118,795              106,086           12.0
     Service Charges on Deposits                                        107,404               93,969           14.3
     Fees For Trust Services                                             30,009               28,069            6.9
     Brokerage Revenue                                                   20,461               18,840            8.6
     Mortgage Banking Income                                             58,633               41,323           41.9
     Credit Card Fees                                                    26,044               22,469           15.9
     Securities Gains (Losses)                                            2,491                2,638           (5.6)
     Other Fee Income                                                    23,682               20,494           15.6
     Other Non-Interest Income                                           53,933               65,373          (17.5)
                                                            --------------------  -------------------  -------------
    Non-Interest Income before Reimbursable Items
    and Impairment Loss on Private Equity Investment                  1,144,164            1,012,078           13.1
        Reimbursable Items                                              225,165              231,099           (2.6)
        Impairment Loss on Private Equity Investment                          -               (8,355)           N/A
                                                            --------------------  -------------------  -------------
    Total Non-Interest Income                                         1,369,329            1,234,822           10.9
                                                            --------------------  -------------------  -------------
    Non-Interest Expense:
       Personnel Expense                                                672,248              607,865           10.6
       Occupancy & Equipment Expense                                    281,688              244,176           15.4
       Other Non-Interest Expense                                       243,042              216,330           12.3
                                                            --------------------  -------------------  -------------
    Non-Interest Expense before Reimbursable Items                    1,196,978            1,068,371           12.0
        Reimbursable Items                                              225,165              231,099           (2.6)
                                                            --------------------  -------------------  -------------
    Total Non-Interest Expense                                        1,422,143            1,299,470            9.4
                                                            --------------------  -------------------  -------------
    Minority Interest in Consolidated Subsidiaries                       26,972               23,649           14.1
    Income Before Taxes                                                 611,501              563,880            8.4
    Income Tax Expense                                                  222,576              198,533           12.1
                                                            --------------------  -------------------  -------------
    Net Income                                            $             388,925              365,347            6.5
                                                            ====================  ===================  =============

    Basic Earnings Per Share                                               1.29                 1.23            4.8
    Diluted Earnings Per Share                                             1.28                 1.21            5.2
    Dividends Declared Per Share                                           0.66                 0.59           11.9

    Return on Assets                                                       1.91 %               2.10            (19)bp
    Return on Equity                                                      17.95                19.69           (174)
    Average Shares Outstanding - Basic                                  302,010              297,325            1.6 %
    Average Shares Outstanding - Diluted                                304,928              301,197            1.2


 bp - change is measured as difference in basis points.

                                  Exhibit 99.2



                                                                         5 of 11
Synovus

   INCOME STATEMENT
   (In thousands, except per share data)
                                                                   2003                              2002         4th Quarter
                                            -------------------------------------------------------------------   -------------

                                              Fourth         Third       Second         First        Fourth        '03 vs. '02
                                              Quarter       Quarter      Quarter       Quarter       Quarter         Change
                                            -------------------------------------------------------------------   -------------
   Interest Income (Taxable Equivalent)   $     266,581       268,079      272,595       261,627       271,016         (1.6)%
   Interest Expense                              67,314        73,135       79,805        78,174        82,539        (18.4)
                                            ------------  ------------ ------------  ------------  ------------   ----------
   Net Interest Income (Taxable Equivalent)     199,267       194,944      192,790       183,453       188,477          5.7
   Tax Equivalent Adjustment                      1,836         1,831        1,853         1,870         1,870         (1.8)
                                            ------------  ------------ ------------  ------------  ------------   ----------
   Net Interest Income                          197,431       193,113      190,937       181,583       186,607          5.8
   Provision for Loan Losses                     19,800        15,108       16,565        20,304        15,830         25.1
                                            ------------  ------------ ------------  ------------  ------------   ----------
   Net Interest Income After Provision          177,631       178,005      174,372       161,279       170,777          4.0
                                            ------------  ------------ ------------  ------------  ------------   ----------
   Non-Interest Income:
       Electronic Payment Processing Services   182,806       177,580      175,698       166,628       161,845         13.0
       Other Transaction Processing Services
        Revenue                                  37,060        30,927       25,755        25,053        24,990         48.3
       Service Charges on Deposits               29,527        26,710       26,484        24,683        24,457         20.7
       Fees For Trust Services                    8,084         7,189        8,084         6,652         6,774         19.3
       Brokerage Revenue                          5,353         5,338        4,833         4,937         5,235          2.3
       Mortgage Banking Income                    6,642        18,021       18,282        15,688        13,337        (50.2)
       Credit Card Fees                           6,927         7,110        6,297         5,710         5,860         18.2
       Securities Gains (Losses)                  1,155           755          521            60            32      3,509.4
       Other Fee Income                           6,347         6,039        5,571         5,725         5,702         11.3
       Other Non-Interest Income                 15,376        11,776       15,136        11,645        28,708        (46.4)
                                            ------------  ------------ ------------  ------------  ------------   ----------
   Non-Interest Income before Reimbursable
     Items and Impairment Loss on Private
     Equity Investment                          299,277       291,445      286,661       266,781       276,940          8.1
       Reimbursable Items                        56,313        55,740       54,638        58,474        57,604         (2.2)
       Impairment Loss on Private Equity
         Investment                                   -             -            -             -             -          N/A
                                            ------------  ------------ ------------  ------------  ------------   ----------
   Total Non-Interest Income                    355,590       347,185      341,299       325,255       334,544          6.3
                                            ------------  ------------ ------------  ------------  ------------   ----------
   Non-Interest Expense:
      Personnel Expense                         167,157       171,525      174,925       158,641       164,026          1.9
      Occupancy & Equipment Expense              72,816        70,289       69,046        69,537        62,343         16.8
      Other Non-Interest Expense                 68,504        63,134       58,065        53,339        57,314         19.5
                                            ------------  ------------ ------------  ------------  ------------   ----------
   Non-Interest Expense before Reimbursable
     Item                                       308,477       304,948      302,036       281,517       283,683          8.7
       Reimbursable Items                        56,313        55,740       54,638        58,474        57,604         (2.2)
                                            ------------  ------------ ------------  ------------  ------------   ----------
   Total Non-Interest Expense                   364,790       360,688      356,674       339,991       341,287          6.9
                                            ------------  ------------ ------------  ------------  ------------   ----------
   Minority Interest in Consolidated
     Subsidiaries                                 7,519         6,780        6,529         6,144         6,682         12.5
   Income Before Taxes                          160,912       157,722      152,468       140,399       157,352          2.3
   Income Tax Expense                            58,273        57,722       56,101        50,480        52,924         10.1
                                            ------------  ------------ ------------  ------------  ------------   ----------
   Net Income                             $     102,639       100,000       96,367        89,919       104,428         (1.7)
                                            ============  ============ ============  ============  ============   ==========

   Basic Earnings Per Share                        0.34          0.33         0.32          0.30          0.35         (2.3)
   Diluted Earnings Per Share                      0.34          0.33         0.32          0.30          0.35         (3.0)
   Dividends Declared Per Share                    0.17          0.17         0.17          0.17          0.15         11.9

   Return on Assets                                1.94 %        1.91         1.88          1.89          2.23          (29)bp
   Return on Equity                               18.37         18.32        17.81         17.26         20.64         (227)
   Average Shares Outstanding - Basic           301,842       301,366      302,776       302,067       300,108          0.6 %
   Average Shares Outstanding - Diluted         306,160       304,514      305,015       304,002       302,330          1.3


 bp - change is measured as difference in basis points.







Synovus                                                                 6 of 11
Financial Services Segment


   INCOME STATEMENT                                                      Twelve Months Ended
   (In thousands)                                                          December 31,

                                                   --------------------------------------------------------
                                                       2003                  2002                  Change
                                                   --------------------------------------------------------
   Interest Income (Taxable Equivalent)            $  1,068,893            1,061,549                 0.7 %
   Interest Expense                                     299,066              338,725               (11.7)
                                                   -------------   ------------------   -----------------
   Net Interest Income (Taxable Equivalent)             769,827              722,824                 6.5
   Tax Equivalent Adjustment                              7,371                7,242                 1.8
                                                   -------------   ------------------   -----------------
   Net Interest Income                                  762,456              715,582                 6.6
   Provision for Loan Losses                             71,777               65,327                 9.9
                                                   -------------   ------------------   -----------------
   Net Interest Income After Provision                  690,679              650,255                 6.2
                                                   -------------   ------------------   -----------------

   Non-Interest Income:
       Service Charges on Deposits                      107,404               93,969                14.3
       Fees For Trust Services                           30,556               28,585                 6.9
       Brokerage Revenue                                 20,461               18,840                 8.6
       Mortgage Banking Income                           58,633               41,323                41.9
       Credit Card Fees                                  26,044               22,469                15.9
       Securities Gains (Losses)                          2,491                2,638                (5.6)
       Other Fee Income                                  23,682               20,494                15.6
       Other Non-Interest Income                         41,752               49,231               (15.2)
                                                   -------------   ------------------   -----------------

   Non-Interest Income before Impairment Loss on
   Private Equity Investment                            311,023              277,549                12.1
       Impairment Loss on Private Equity Investment           -               (8,355)                N/A
                                                   -------------   ------------------   -----------------

   Total Non-Interest Income                            311,023              269,194                15.5
                                                   -------------   ------------------   -----------------

   Non-Interest Expense:
      Personnel Expense                                 340,219              304,422                11.8
      Occupancy & Equipment Expense                      75,841               69,214                 9.6
      Other Non-Interest Expense                        159,347              141,881                12.3
                                                   -------------   ------------------   -----------------
   Total Non-Interest Expense                           575,407              515,517                11.6
                                                   -------------   ------------------   -----------------
   Income Before Taxes                                  426,295              403,932                 5.5
   Income Tax Expense                                   151,709              140,626                 7.9
                                                   -------------   ------------------   -----------------
   Net Income                                      $    274,586              263,306                 4.3
                                                   =============   ==================   =================

   Return on Assets                                        1.40 %               1.57                 (17)bp
   Return on Equity                                       16.82                18.85                (203)


 bp - change is measured as difference in basis points.

                                                                         7 of 11
Synovus
Financial Services Segment


 INCOME STATEMENT
 (In thousands)                                                  2003                    2002       4th Quarter
                                         ------------------------------------------------------------------------

                                            Fourth       Third      Second    First    Fourth       '03 vs. '02
                                            Quarter     Quarter     Quarter  Quarter   Quarter         Change
                                         ------------------------------------------------------   ---------------
 Interest Income (Taxable Equivalent)    $   266,577     268,093    272,598  261,622   270,974             (1.6)%
 Interest Expense                             67,340      73,175     80,050   78,502    82,856            (18.7)
                                         ------------  ----------  --------- -------- ---------   --------------
 Net Interest Income (Taxable Equivalent)    199,237     194,918    192,548  183,120   188,118              5.9
 Tax Equivalent Adjustment                     1,831       1,826      1,846    1,865     1,861             (1.3)
                                         ------------  ----------  --------- -------- ---------   --------------
 Net Interest Income                         197,406     193,092    190,702  181,255   186,257              6.0
 Provision for Loan Losses                    19,800      15,108     16,565   20,304    15,830             25.1
                                         ------------  ----------  --------- -------- ---------   --------------
 Net Interest Income After Provision         177,606     177,984    174,137  160,951   170,427              4.2
                                         ------------  ----------  --------- -------- ---------   --------------
 Non-Interest Income:
     Service Charges on Deposits              29,527      26,710     26,484   24,683    24,457             20.7
     Fees For Trust Services                   8,219       7,322      8,144    6,871     6,893             19.2
     Brokerage Revenue                         5,353       5,338      4,833    4,937     5,235              2.3
     Mortgage Banking Income                   6,642      18,021     18,282   15,688    13,337            (50.2)
     Credit Card Fees                          6,927       7,110      6,297    5,710     5,860             18.2
     Securities Gains (Losses)                 1,155         755        521       60        32          3,509.4
     Other Fee Income                          6,347       6,039      5,571    5,725     5,702             11.3
     Other Non-Interest Income                11,875       9,766      9,757   10,354    23,815            (50.1)

                                         ------------  ----------  --------- -------- ---------   --------------
  Total Non-Interest Income                    76,045      81,061     79,889   74,028    85,331            (10.9)
                                         ------------  ----------  --------- -------- ---------   --------------
 Non-Interest Expense:
    Personnel Expense                         80,346      88,894     89,883   81,096    84,490             (4.9)
    Occupancy & Equipment Expense             20,041      19,244     18,640   17,916    18,005             11.3
    Other Non-Interest Expense                44,065      39,426     39,064   36,792    39,357             12.0
                                         ------------  ----------  --------- -------- ---------   --------------
 Total Non-Interest Expense                  144,452     147,564    147,587  135,804   141,852              1.8
                                         ------------  ----------  --------- -------- ---------   --------------
 Income Before Taxes                         109,199     111,481    106,439   99,175   113,906             (4.1)
 Income Tax Expense                           38,536      40,214     37,993   34,965    38,311              0.6
                                         ------------  ----------  --------- -------- ---------   --------------
 Net Income                              $    70,663      71,267     68,446   64,210    75,595             (6.5)
                                         ============  ==========  ========= ======== =========   ==============

 Return on Assets                               1.39 %      1.42       1.39     1.40      1.68              (29)bp
 Return on Equity                              17.07       17.44      16.61    16.14     19.69             (262)


Synovus
                                                                         8 of 11

                                                        ------------------    ------------------   ------------------

BALANCE SHEET                                           December 31, 2003     September 30, 2003   December 31, 2002

                                                        ------------------    ------------------   ------------------
(In thousands, except share data)

ASSETS
Cash and due from banks                               $           696,030               706,029              741,092
Interest earning deposits with banks                                4,423                 4,426                5,055
Federal funds sold and securities purchased
under resale agreements                                           172,922               138,448               92,709
Mortgage loans held for sale                                      133,306               238,986              245,858
Investment securities available for sale                        2,529,257             2,431,951            2,237,725
Loans, net of unearned income                                  16,464,914            15,918,573           14,463,909
Allowance for loan losses                                        (226,059)             (223,461)            (199,841)

                                                        ------------------    ------------------   ------------------

Loans, net                                                     16,238,855            15,695,112           14,264,068

                                                        ------------------    ------------------   ------------------


Premises and equipment, net                                       791,439               776,848              616,355
Contract acquisition costs and computer software, net             338,201               340,078              324,026
Goodwill, net                                                     248,868               248,870               99,108
Other intangible assets, net                                       37,177                38,992               16,869
Other assets                                                      399,448               403,654              393,381

                                                        ------------------    ------------------   ------------------

Total assets                                          $        21,589,926            21,023,394           19,036,246

                                                        ==================    ==================   ==================


LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest bearing                                  $         2,833,568             2,800,637            2,303,375
Interest bearing                                               13,108,041            12,723,450           11,625,459

                                                        ------------------    ------------------   ------------------

Total deposits                                                 15,941,609            15,524,087           13,928,834
Federal funds purchased and securities sold
under repurchase agreements                                     1,354,887             1,115,984            1,275,084
Long-term debt                                                  1,534,389             1,684,798            1,336,200
Billings in excess of cost on uncompleted contracts                17,573                24,074                    -
Other liabilities                                                 354,591               365,213              338,176

                                                        ------------------    ------------------   ------------------

Total liabilities                                              19,203,049            18,714,156           16,878,294

                                                        ------------------    ------------------   ------------------

Minority interest in consolidated subsidiaries                    141,838               133,432              117,099

Shareholders' equity:
Common stock, par value $1.00 a share (1)                         307,748               307,055              300,573
Surplus                                                           442,931               422,615              305,718
Treasury stock (2)                                               (113,940)             (112,738)              (1,285)
Unearned compensation                                                (266)                 (306)                (146)
Accumulated other comprehensive income                             29,509                32,873               46,113
Retained earnings                                               1,579,057             1,526,307            1,389,880

                                                        ------------------    ------------------   ------------------

Total shareholders' equity                                      2,245,039             2,175,806            2,040,853

                                                        ------------------    ------------------   ------------------

Total liabilities and shareholders' equity            $        21,589,926            21,023,394           19,036,246

                                                        ==================    ==================   ==================


(1) Common shares outstanding:  302,090,128; 301,441,645; and 300,397,763 at
    December 31, 2003, September 30, 2003, and December 31, 2002, respectively.
(2) Treasury shares: 5,658,005 at December 31, 2003, 5,612,964 at
    September 30, 2003 and 175,264 at December 31, 2002.

Synovus

AVERAGE BALANCES AND YIELDS/RATES
(Dollars in thousands)

                                                              2003                                2002          Twelve Months Ended
                                     ---------------------------------------------------------------------- ------------------------
                                          Fourth         Third          Second       First       Fourth             December 31,
                                         Quarter        Quarter        Quarter      Quarter     Quarter        2003         2002

                                     ---------------------------------------------------------------------- ------------------------
Interest Earning Assets
-------------------------------
Taxable Investment Securities         $    2,200,668      2,067,538    2,042,255    1,950,469   1,858,539  $ 2,065,924    1,829,301
      Yield                                     3.74 %         3.73         4.15         4.66        5.16         4.05 %       5.67

Tax-Exempt Investment Securities      $      233,425        233,198      239,136      235,895     236,213  $   235,401      233,537
      Yield                                     7.11 %         7.13         7.11         7.40        7.39         7.19         7.35

Commercial Loans                      $   13,346,751     13,081,909   12,934,397   12,201,561  11,553,371  $12,894,815   10,696,041
      Yield                                     5.73 %         5.84         6.03         6.09        6.41         5.92         6.66

Consumer Loans                        $    1,037,283      1,068,485    1,102,649    1,122,468   1,186,842  $ 1,082,449    1,227,101
      Yield                                     8.08 %         8.29         8.43         8.37        8.58         8.30         8.90

Mortgage Loans                        $      819,412        810,525      809,684      806,323     827,281  $   811,519      822,041
      Yield                                     6.10 %         6.21         6.39         6.55        6.74         6.31         7.09

Credit Card Loans                     $      239,433        229,271      228,463      234,667     230,120  $   232,961      223,986
      Yield                                     8.69 %         9.04         9.17         9.22        9.85         9.02        10.49

Home Equity Loans                     $      674,264        619,826      586,162      535,960     491,003  $   604,475      411,575
      Yield                                     4.52 %         4.58         4.76         4.81        5.08         4.66         5.29

Allowance for Loan Losses             $     (225,021)      (224,360)    (221,595)    (208,816)   (198,745) $  (220,004)    (184,253)
                                        ------------------------------------------------------------------ ------------------------

Loans, Net                            $   15,892,122     15,585,656   15,439,760   14,692,163  14,089,872  $15,406,215   13,196,492
      Yield                                     5.98 %         6.10         6.30         6.38        6.71         6.18 %       7.01

Mortgage Loans Held for Sale          $      136,133        343,069      308,262      229,545     265,847  $   254,240      229,073
      Yield                                     5.43 %         5.04         5.19         5.57        5.81         5.26 %       6.40

Federal Funds Sold                    $      113,728        109,652      126,033       98,009      89,806  $   111,893       71,389
      Yield                                     1.14 %         1.31         1.40         1.65        1.78         1.36 %       2.12

Time Deposits with Banks              $        4,426          4,500        4,492        4,642       4,110  $     4,515        3,858
      Yield                                     0.46 %         0.47         0.62         0.70        1.02         0.57 %       1.31

-----------------------------------------------------------------------------------------------------------------------------------

Total Interest Earning Assets         $   18,580,502     18,343,613   18,159,938   17,210,723  16,544,387  $18,078,187   15,563,649
      Yield                                     5.70 %         5.80         6.02         6.15        6.51         5.91 %       6.82

-----------------------------------------------------------------------------------------------------------------------------------

Interest Bearing Liabilities

----------------------------
Time Deposits Over $100,000           $    3,446,050      3,471,693    3,553,764    3,322,485   3,202,688  $ 3,448,900    2,930,885
      Rate                                      2.46 %         2.67         2.82         2.99        3.21         2.73 %       3.49

Time Deposits Under $100,000          $    2,311,870      2,407,719    2,481,680    2,397,058   2,403,692  $ 2,399,371    2,415,506
      Rate                                      2.35 %         2.51         2.70         2.97        3.18         2.63 %       3.56

Other Interest Bearing Deposits       $    7,112,385      6,873,110    6,679,868    6,174,605   5,940,073  $ 6,713,008    5,540,296
      Rate                                      0.79 %         0.80         0.99         1.03        1.19         0.90 %       1.31

Federal Funds Purchased and Other
Short-Term Borrowings                 $    1,176,709      1,020,042      987,860    1,221,637   1,162,710  $ 1,101,216    1,131,455
      Rate                                      0.95 %         0.97         1.13         1.23        1.47         1.07 %       1.65

Long-Term Debt                        $    1,576,346      1,698,311    1,770,532    1,511,398   1,286,049  $ 1,639,487    1,185,199
      Rate                                      3.79 %         4.17         4.23         4.43        4.62         4.15 %       4.85

-----------------------------------------------------------------------------------------------------------------------------------

Total Interest Bearing Liabilities    $   15,623,360     15,470,875   15,473,704   14,627,183  13,995,212  $15,301,981   13,203,342
      Rate                                      1.71 %         1.87         2.06         2.16        2.34         1.95 %       2.55

-----------------------------------------------------------------------------------------------------------------------------------

Non-Interest Bearing Demand Deposits  $    2,715,015      2,669,500    2,435,395    2,178,503   2,115,910  $ 2,501,539    1,983,131
Shareholders' Equity                  $    2,216,818      2,165,657    2,170,881    2,112,620   2,007,679  $ 2,166,777    1,855,492
Total Assets                          $   21,028,492     20,760,836   20,513,161   19,326,396  18,542,637  $20,412,853   17,414,654

-----------------------------------------------------------------------------------------------------------------------------------

Spread                                          3.99 %         3.93         3.95         3.99        4.17         3.96 %       4.27
Net Interest Margin                             4.26 %         4.22         4.25         4.31        4.53         4.26 %       4.65

-----------------------------------------------------------------------------------------------------------------------------------

Synovus
                                                                        10 of 11

    LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
    (Dollars in thousands)

                                                                                  December 31, 2003
                                                     --------------------------------------------------------------------------
                                                                         Loans as a %             Total           Total %
                                                                        of Total Loans         Nonperforming    Nonperforming
                      Loan Type                        Total Loans        Outstanding             Loans            Loans
    ----------------------------------------------   --------------------------------------------------------------------------
       Multi-Family                               $          508,750                3.1 %  $            950              1.4 %
       Hotels                                                737,078                4.5               7,903             11.7
       Office Buildings                                      629,749                3.8               1,065              1.6
       Shopping Centers                                      456,903                2.8                 821              1.2
       Commercial Development                                446,168                2.7               1,212              1.8
                                                     ----------------   ----------------      --------------   --------------
    Investment Properties                                  2,778,648               16.9              11,951             17.7
       1-4 Family Construction                               830,843                5.0               1,429              2.1
       1-4 Family Perm / Mini-Perm                           647,512                3.9               3,503              5.2
       Residential Development                               735,633                4.5               2,093              3.1
                                                     ----------------   ----------------      --------------   --------------
    1-4 Family Properties                                  2,213,988               13.4               7,025             10.4
    Land Acquisition                                         781,062                4.7                 118              0.2
                                                     ----------------   ----------------      --------------   --------------
    Total Investment-Related R/E                           5,773,698               35.1              19,094             28.3
       Owner-Occupied                                      1,910,726               11.6               5,768              8.6
       Other Property                                      1,369,475                8.3               1,697              2.5
                                                     ----------------   ----------------      --------------   --------------
    Total Commercial Real Estate                           9,053,899               55.0              26,559             39.4
    Commercial & Industrial Loans                          4,632,504               28.1              33,456             49.6
    Consumer Loans                                         2,809,545               17.1               7,427             11.0
    Unearned Income                                          (31,034)              (0.2)
                                                     ----------------   ----------------      --------------   --------------

             Total Loans                          $       16,464,914              100.0 %  $         67,442            100.0 %
                                                     ================   ================      ==============   ==============

Synovus
                                                                        11 of 11

   CREDIT QUALITY DATA
   (Dollars in thousands)                    2003                                                         2002       4th Quarter
                                            -----------------------------------------------------------------------  -----------
                                            Fourth          Third          Second         First          Fourth      '03 vs. '02
                                            Quarter        Quarter        Quarter        Quarter        Quarter        Change
                                            -----------------------------------------------------------------------  -----------
   Nonperforming Loans                      $   67,442         93,633         86,440         79,718         66,736        1.1 %
   Other Real Estate                            28,422         22,842         29,709         31,991         26,517        7.2
   Nonperforming Assets                         95,864        116,475        116,149        111,709         93,253        2.8
   Allowance for Loan Losses                   226,059        223,461        220,978        216,989        199,841       13.1

   Net Charge-Offs - Quarter                    17,202         12,626         12,577         13,689          9,804       75.5
   Net Charge-Offs - YTD                        56,093         38,891         26,266         13,689         44,223       26.8
   Net Charge-Offs/Average Loans - Quarter        0.43           0.32           0.32           0.37           0.27
   Net Charge-Offs/Average Loans - YTD            0.36           0.34           0.34           0.37           0.33

   Nonperforming Loans/Loans & ORE                0.41           0.59           0.55           0.51           0.46
   Nonperforming Assets/Loans & ORE               0.58           0.73           0.73           0.72           0.64
   Allowance/Loans                                1.37           1.40           1.40           1.40           1.38

   Allowance/Nonperforming Loans                335.19         238.66         255.64         272.20         299.45
   Allowance/Nonperforming Assets               235.81         191.85         190.25         194.25         214.30

   Past Due Loans over 90 days                  21,138         23,254         31,675         24,771         30,192
   As a Percentage of Loans Outstanding           0.13           0.15           0.20           0.16           0.21

   Total Past Dues                             109,672        111,269        146,197        160,151        102,105
   As a Percentage of Loans Outstanding           0.67           0.70           0.92           1.03           0.70



   REGULATORY CAPITAL RATIOS (1)
   (Dollars in thousands)

                                      -----------------   ------------------    ------------------
                                      December 31, 2003   September 30, 2003    December 31, 2002
                                      -----------------   ------------------    ------------------
   Tier 1 Capital                   $     2,091,914          2,012,154             1,994,654
   Total Risk-Based Capital               2,617,972          2,535,615             2,195,652
   Tier 1 Capital Ratio                       10.45 %            10.30                 11.38
   Total Risk-Based Capital Ratio             13.08              12.98                 12.53
   Leverage Ratio                             10.09               9.84                 10.86


   (1) December 31, 2003 information is preliminary.